UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2019

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332-0700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 5, 2019, Chase Corporation (the “Company”) announced that, as part of the Company’s succession plan and as approved by the Board of Directors of the Company, Christian J. Talma has been appointed Chief Financial Officer, and Kenneth J. Feroldi, the Company’s previous Chief Financial Officer and Treasurer, would continue in his role of Treasurer and remain an executive and employee of the Company. Prior to this appointment, Mr. Talma had served as the Company’s Chief Accounting Officer since August 2018.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Shareholders of Chase Corporation was held on February 5, 2019.  The following proposals were voted on at the 2019 Annual Meeting.  Each proposal is more fully described in the Company’s Definitive Proxy Statement for the 2019 Annual Meeting, as filed with the SEC on December 21, 2018.

Proposal 1 — For the election of nominees for the Board of Directors.  The nine nominees named in the Company’s Definitive Proxy Statement were elected as Directors, to serve until the 2020 Annual Meeting of Shareholders, with the following votes:

Name of Director	In Favor	Votes Withheld	Broker Non-Votes
Adam P. Chase	7,533,992	29,999	1,047,361
Peter R. Chase	7,445,833	118,158	1,047,361
Mary Claire Chase	6,739,817	824,174	1,047,361
Thomas D. DeByle	7,537,737	26,254	1,047,361
John H. Derby III	7,478,361	85,630	1,047,361
Lewis P. Gack	6,797,532	766,459	1,047,361
Chad A. McDaniel	7,533,377	30,614	1,047,361
Dana Mohler-Faria	6,728,229	835,762	1,047,361
Thomas Wroe, Jr.	6,808,304	755,687	1,047,361

Proposal 2 — A non-binding, advisory vote to approve the executive compensation of our named executive officers.  Although this vote is non-binding on the Company or the Board of Directors, the voting results will be reviewed and considered when making future decisions regarding the Company’s executive compensation program.  The proposal passed with the following votes:

In Favor	Votes Against	Abstentions	Broker Non-Votes
7,408,142	131,927	23,920	1,047,363

Proposal 3 — For the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019.  The proposal passed with the following votes:

In Favor	Votes Against	Abstentions
7,583,896	39,536	987,920

Section 9 — Financial Statements and Exhibits

Item 9.01  - Financial Statements and Exhibits

(d)           Exhibits.

99.1        Press release issued by Chase Corporation on February 5, 2019 announcing the appointment of Christian J. Talma as Chief Financial Officer.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Chase Corporation on February 5, 2019 announcing the appointment of Christian J. Talma as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

8
Chase Corporation

Dated: February 8, 2019	By:	/s/ Christian J. Talma
Christian J. Talma
Chief Financial Officer